Joint Filer Information

Name of Joint Filer:                 HM3/GP Partners, L.P.

Address of Joint Filer:              c/o Hicks, Muse, Tate & Furst Incorporated
                                     200 Crescent Court, Suite 1600
                                     Dallas, Texas 75201

Designated Filer:                    Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:   July 26, 2013

Issuer Name and Ticker Symbol:       LIN TV Corp. (NYSE: TVL)

Signature:                           HM3/GP PARTNERS, L.P.

                                     By:   Hicks, Muse GP Partners III, L.P., its general partner

                                     By:   Hicks, Muse Fund III Incorporated, its general partner

                                     By:   /s/ William G. Neisel
                                           ------------------------------------
                                           William G. Neisel
                                           Treasurer

Joint Filer Information

Name of Joint Filer:                 HM3 Coinvestors, L.P.

Address of Joint Filer:              c/o Hicks, Muse, Tate & Furst Incorporated
                                     200 Crescent Court, Suite 1600
                                     Dallas, Texas 75201

Designated Filer:                    Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:   July 26, 2013

Issuer Name and Ticker Symbol:       LIN TV Corp. (NYSE: TVL)

Signature:                           HM3 COINVESTORS, L.P.

                                     By:   Hicks, Muse GP Partners III, L.P., its general partner

                                     By:   Hicks, Muse Fund III Incorporated, its general partner

                                     By:   /s/ William G. Neisel
                                           ------------------------------------
                                           William G. Neisel
                                           Treasurer

Joint Filer Information

Name of Joint Filer:                 Hicks, Muse GP Partners III, L.P.

Address of Joint Filer:              c/o Hicks, Muse, Tate & Furst Incorporated
                                     200 Crescent Court, Suite 1600
                                     Dallas, Texas 75201

Designated Filer:                    Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:   July 26, 2013

Issuer Name and Ticker Symbol:       LIN TV Corp. (NYSE: TVL)

Signature:                           HICKS, MUSE GP PARTNERS III, L.P.

                                     By:   Hicks, Muse Fund III Incorporated, its general
                                           partner

                                     By:   /s/ William G. Neisel
                                           ------------------------------------
                                           William G. Neisel
                                           Treasurer

Joint Filer Information

Name of Joint Filer:                 Hicks, Muse Fund III Incorporated

Address of Joint Filer:              c/o Hicks, Muse, Tate & Furst Incorporated
                                     200 Crescent Court, Suite 1600
                                     Dallas, Texas 75201

Designated Filer:                    Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:   July 26, 2013

Issuer Name and Ticker Symbol:       LIN TV Corp. (NYSE: TVL)

Signature:                           Hicks, Muse Fund III Incorporated

                                     By:   /s/ William G. Neisel
                                           ------------------------------------
                                           William G. Neisel
                                           Treasurer